UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2005
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 19, 2005, management and the audit committee of First Industrial, L.P. (the “Operating Partnership”) determined that the Operating Partnership’s consolidated balance sheet as of December 31, 2004 and consolidated statement of changes in partners’ capital for the year then ended contained in its annual report on Form 10-K for the year then ended and its consolidated balance sheets as of March 31, 2005, June 30, 2005 and September 30, 2005 contained in its quarterly reports on Form 10-Q for the periods ended on such dates (such financial statements being herein collectively referred to as the “Affected Financial Statements”) should no longer be relied upon and should be restated because of errors in such financial statements. These errors do not impact the Operating Partnership’s consolidated statements of operations and comprehensive income or its consolidated statements of cash flows and, consequently, do not impact earnings per unit (basic and diluted).

The errors have no impact on the consolidated financial statements of First Industrial Realty Trust, Inc. (the “REIT”), which is the general partner of the Operating Partnership, and did not constitute a material weakness in the internal control over financial reporting of the REIT.

The errors relate to how the Operating Partnership recorded the redemption of its Series D, Series E and Series H General Partner Preferred Units and the issuance of its Series F, Series G and Series H General Partner Preferred Units. In its consolidated statement of changes in partners’ capital for the year ended December 31, 2004, the Operating Partnership incorrectly recorded the redemption of its Series D, Series E and Series H General Partner Preferred Units as a reduction to the General Partner Unit account dollar balance instead of as a reduction to the General Partner Preferred Unit account dollar balance and the issuance of its Series F, Series G and Series H General Partner Preferred Units as an increase to the General Partner Unit account dollar balance instead of as an increase to the General Partner Preferred Unit account dollar balance. Additionally, the redemption of its Series D, Series E and Series H General Partner Preferred Units that was reflected in the General Partner Unit account dollar balance was effected at par, which was in excess of the related carrying amounts. Such excess should have been treated as a preferred unit distribution in accordance with Emerging Issues Task Force Topic D-42, "The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock" ("EITF Topic D-42"). EITF Topic D-42 requires the difference between the cost of redeeming preferred stock and the carrying value of such preferred stock on the date of the redemption to be treated as a preferred distribution. The tables below summarize the financial statement captions of the balance sheet as of December 31, 2004, the statement of changes in partners' capital for the year then ended and the balance sheets as of March 31, 2005, June 30, 2005 and September 30, 2005 impacted by the restatements ($ in 000s):

Balance Sheet Caption	As Previously Reported	Adjustment	As Restated

General Partner Preferred Units - December 31, 2004,
March 31, 2005, June 30, 2005 and September 30, 2005	$240,697	$(119,113)	$121,584
General Partner Units - December 31, 2004	638,727	119,113	757,840
General Partner Units - March 31, 2005	627,864	119,113	746,977
General Partner Units - June 30, 2005	623,642	119,113	742,755
General Partner Units - September 30, 2005	616,138	119,113	735,251

Statement of Changes in Partners' Capital Caption	Year Ended December 31, 2004
	As Previously Reported	Adjustment	As Restated
Total General Partner Preferred Units - End of Year	$240,697	$(119,113)	$121,584
General Partner Preferred Units Activity:
Distributions	(14,488)	(7,959)	(22,447)
Issuance of Preferred Units	-	194,424	194,424
Redemption of Preferred Units	-	(313,537)	(313,537)
Net Income Allocable to General Partner Preferred Units	14,488	7,959	22,447

Total General Partner Units - End of Year	$638,727	$119,113	$757,840
General Partner Units Activity:
Issuance of Preferred Units	194,424	(194,424)	-
Redemption of Preferred Units	(321,496)	321,496	-
Net Income Allocable to General Partner Units	96,639	(7,959)	88,680

Due to the determination to restate the Affected Financial Statements as described above, management has concluded that, as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, a material weakness in the Operating Partnership's internal control over financial reporting existed.

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, the Operating Partnership did not maintain effective controls over the accuracy, presentation, monitoring and review of its General Partner Unit and General Partner Preferred Unit account dollar balances. Specifically, the Operating Partnership did not maintain effective controls over the accuracy, presentati23WEQ4on, monitoring and review of data related to preferred unit issuances and redemptions as reflected on a supporting spreadsheet schedule used by management to prepare the Operating Partnership's financial statements. This control deficiency will result in the restatement of the Operating Partnership's 2004 consolidated financial statements and the Operating Partnership's first, second and third quarter consolidated financial statements in 2005.  Accordingly, management has concluded that this control deficiency constituted a material weakness. Management took immediate action upon identification of this material weakness and reviewed the Operating Partnership's partners' capital accounts and corrected the General Partner Preferred Unit and General Partner Unit account dollar balances. Additionally, management implemented additional controls to remediate this control deficiency. Management will assess the operating effectiveness of these new controls during the year-end financial reporting process.

Management and the audit committee of the Operating Partnership discussed with the Operating Partnership’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters disclosed in this filing pursuant to Item 4.02(a) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL, L.P.

By: FIRST INDUSTRIAL REALTY TRUST, INC.

By:  /s/ Scott A. Musil
        Name:   Scott A. Musil
        Title:    Senior Vice President-Controller
                     (Principal Accounting Officer)

Date: December 21, 2005